UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 17, 2006
Date of Report (Date of earliest event reported)
PORTOLA PACKAGING, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-95318	94-1582719

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
951 Douglas Road
Batavia, IL 60510
(Address of principal executive offices, including zip code)
(630)406-8440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS
Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On January 16, 2006 Portola Packaging, Inc. issued its earnings release for its first quarter of fiscal 2006 ended November 30, 2005. This information shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (C) Exhibits
     99.1 Press Release Dated January 16, 2006
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc.

Dated: January 17, 2006	By: Kim Wehrenberg

/s/ Kim Wehrenberg

Kim Wehrenberg General Counsel and Secretary